SECURITIES AND EXCHANGE COMMISSION


                              Washington, DC 20549


                                    Form 8-K


                                 CURRENT REPORT


                         Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934


                          Date of Report: June 15, 2000


                                   AT&T CORP.


        A New York               Commission File            I.R.S. Employer
        Corporation                 No. 1-1105              No. 13-4924710

             32 Avenue of the Americas, New York, New York 10013-3412


                         Telephone Number (212) 387-5400




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Form 8-K                                                              AT&T Corp.
June 15, 2000


Item 5. Other Events.

        See Exhibit 99 to this Form 8-K.

Item 7. Financial Statements and Exhibits.

        (c)   Exhibits.

              Exhibit 99. AT&T Corp. Press Release issued June 15, 2000.




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Form 8-K                                                              AT&T Corp.
June 15, 2000


                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                    AT&T CORP.


                                         /s/ Marilyn J. Wasser
                                    ----------------------------------------
                                    By:  Marilyn J. Wasser
                                         Vice President - Law and Secretary

June 15, 2000